UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2025

Dillard’s, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DDS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 12, 2025, Dillard's, Inc. (the "Company") entered into Amendment No. 5 to Credit Agreement (the “Amendment”) to the Five-Year Credit Agreement, dated as of May 13, 2015 (as amended by Amendment No. 1 to Credit Agreement dated as of August 9, 2017, by Amendment No. 2 to Credit Agreement dated as of April 30, 2020, by Amendment No. 3 to Credit Agreement, dated as of April 28, 2021 and by Amendment No. 4 to Credit Agreement, dated as of June 16, 2023, the “Credit Agreement”). After giving effect to the Amendment, commitments remain at $800 million with a $200 million expansion option, and the new maturity date is March 12, 2030. There are no financial covenant requirements under the amended Credit Agreement provided availability exceeds $80 million and no specified event of default has occurred or is continuing. The Amendment also reduced the applicable rate to (A)(x) 1.25% per annum in the case of Term Benchmark loans and (y) 0.25% per annum in case of base rate loans when the average quarterly availability is greater than or equal to 50% of the total commitments and (B) (x) 1.50% per annum in the case of Term Benchmark loans and (y) 0.50% per annum in the case of base rate loans when average quarterly availability is less than 50% of the total commitments, in each case, with a 10 basis point credit spread adjustment for Term Benchmark loans. The Amendment reduced the unused commitment fee to (A) 0.25% per annum when the average amount utilized is less than 50% of the total commitment and (B) 0.20% per annum when the average amount utilized is greater than or equal to 50% of the total commitment. The facility was arranged by JPMorgan Chase Bank, N.A.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 17, 2025, the Company issued a press release announcing the Amendment. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 5 to Credit Agreement between Dillard’s, Inc., Dillard Store Services, Inc. and JPMorgan Chase Bank, N.A. as agent for a syndicate of lenders.

99.1	Press Release dated March 17, 2025 announcing the amended $800 million revolving credit facility.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD'S, INC

Date: March 18, 2025	By:	/s/ Phillip R. Watts
	Name:	Phillip R. Watts
	Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer